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                                                                    EXHIBIT 10.3

                               GUARANTEE AGREEMENT


            GUARANTEE AGREEMENT, dated as of June 18, 2002 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor," and together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                            W I T N E S S E T H :
                            - - - - - - - - - -


            WHEREAS, Fleming Companies, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Deutsche Bank Trust Company Americas, as Administrative Agent (together with any successor Administrative Agent, (the "Administrative Agent"), JPMorgan Chase Bank and Citicorp North America, Inc., as Syndication Agents, Lehman Commercial Paper Inc. and Wachovia Bank, National Association, as Documentation Agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Book Managers and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Lead Arrangers, have entered into a Credit Agreement, dated as of June 18, 2002 (as amended, modified, or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Collateral Agent, the Issuing Lender and the Administrative Agent are herein called the "Lender Creditors");

            WHEREAS, the Borrower may on the date hereof be party to, or at any time and from time to time on or after the date hereof enter into, one or more interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate hedging agreements, foreign currency exchange or hedging agreements or other similar agreement or arrangements (each such agreement or arrangement, an "Interest Rate Protection/Currency Exchange Agreement" and, collectively, the "Interest Rate Protection/Currency Exchange Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

            WHEREAS, the Borrower, one or more Wholly-Owned Domestic Subsidiaries of the Borrower and JPMorgan Chase Bank (or any successor by merger thereto) and/or one or more of its banking affiliates or another bank reasonably satisfactory to the Administrative Agent (collectively, the "Treasury Service Creditors" and, together with the Lender Creditors and the Other Creditors, the "Secured Creditors") have entered into, or in the future may enter into, a credit arrangement (with any written agreement evidencing such credit arrangement, as amended, modified, supplemented, replaced or refinanced from time to time, herein called the "Treasury Service Agreement") providing for treasury, depositary or cash management services



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(including, without limitation, overnight overdraft services) to the Borrower and such Wholly-Owned Subsidiaries by the Treasury Service Creditors, and automated clearinghouse transfers of funds to the Treasury Service Creditors, in each case pursuant to uncommitted lines of credit (collectively, "Treasury Services");

            WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

            WHEREAS, it is a condition precedent to (i) the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement, (ii) the Other Creditors maintaining and/or entering into Interest Rate Protection/Currency Exchange Agreements with the Borrower and
(iii) the continued extension of Treasury Services by the Treasury Service Creditors that each Pledgor shall have executed and delivered to the Administrative Agent this Guaranty; and

            WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement, the entering into by the Borrower of Interest Rate Protection/Currency Exchange Agreements and the extension of Treasury Services and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;


            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

            1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations with respect to Letters of Credit issued under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under the Credit Agreement and each other Loan Document to which the Borrower is a party (including, without limitation, indemnities, fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Loan Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in all such Loan Documents (all such principal, premium, interest, liabilities, indebtedness and obligations being herein collectively called the "Loan Document Obligations"), (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower under any Interest Rate Protection/Currency Exchange Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in each Interest Rate Protection/Currency Exchange Agreement (all such obligations, liabilities and


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indebtedness described in this clause (ii) being herein collectively called the
"Other Obligations") and (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Guarantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Guarantor to the Treasury Service Creditors under, or with respect to, Treasury Services (all such obligations, liabilities and indebtedness being herein collectively called the "Treasury Service Obligations," and together with the Loan Document Obligations and the Other Obligations, the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

            2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in clauses (g) or (h) or Article VII of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in legal tender of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

            3. The liability of each Guarantor hereunder is primary, absolute and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party,
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

            4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each


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Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

            5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor or the Borrower).

            6. Any Secured Creditor may at any time and from time to time without the consent of (except as provided below), or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (a) change, in accordance with the provisions of the Credit Agreement, the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against the Borrower, any Subsidiary thereof or otherwise act or refrain from acting;

            (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

            (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Creditors;

            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liabilities of the Borrower remain unpaid;


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            (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection/Currency Exchange Agreements, the Loan Documents, the Treasury Service Agreement or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection/Currency Exchange Agreements, the Loan Documents, the Treasury Service Agreement or any of such other instruments or agreements;

            (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

            (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

            7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            8. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditors, and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

            9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii)


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proceed against or exhaust any security held from the Borrower, any other
Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.


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            10. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Secured Creditors (as defined in the Security Agreement) and that no other Secured Creditors shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

            11. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection/Currency Exchange Agreements and to induce the Treasury Services Creditors to provide Treasury Services, each Guarantor represents, warrants and covenants that:

            (a) Each Guarantor is a corporation or other business entity duly incorporated or organized (as the case may be), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as the case may be), and has all corporate or other relevant organizational powers and all materials licenses, authorizations, consents and approvals of Governmental Authorities required to carry on its business as now conducted. The execution, delivery and performance by each Guarantor of this Guaranty are within such Guarantor's corporate or other relevant organizational powers, have been duly authorized by all corporate or other organizational action, require no action by or in respect of, or filing with, any Governmental Authority and do no not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws (or equivalent organizational documents) of any such Guarantor or of any judgment, injunction, order or decree or any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement or material instrument binding upon such Guarantor or any of its Subsidiaries, and will not result in the creation or imposition of any Lien (other than those contemplated by the Security Documents) on such Guarantor or any of its Subsidiaries.

            (b) Each Guarantor has duly executed and delivered this Guaranty and this Guaranty constitutes each such Guarantor's legal, valid and binding obligation enforceable in accordance with its terms.

            (c) There are no actions, suits or proceedings pending or, to such Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Loan Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the total Commitments (and the date on which no further Commitments may be provided under the Credit Agreement), all Interest Rate Protection/Currency Exchange Agreements and all Treasury Services and until such time as no amount under any promissory notes (if any) issued pursuant to the Credit Agreement or Letter of Credit remains outstanding


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and all Guaranteed Obligations have been paid in full, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Articles V and VI of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Articles V or VI of the Credit Agreement, and so that no Default is caused by the actions of such Guarantor or any of its Subsidiaries.

            13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of incurred by (i) the Agents, the Joint Book Managers, the Joint Lead Arrangers or any Issuing Lender while any Specified Default exists (including the fees, charges and disbursements of each such Person) in connection with the enforcement of this Guaranty and (ii) by the Agents, the Joint Book Managers and the Joint Lead Arrangers in connection with any amendment, waiver or consent relating hereto (including fees, charges and disbursements of one counsel (plus any local counsel deemed reasonably necessary or desirable by the Administrative Agent) for the Agents, the Joint Book Managers and the Joint Lead Arrangers).

            14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

            15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood and agreed that, for this purpose, the release or modification of liabilities of any Guarantor hereunder shall be deemed not to affect the remaining, or other, Guarantors) and with the written consent of the Required Secured Creditors; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Guaranty, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Loan Document Obligations, (y) the Other Creditors as the holders of the Other Obligations or (z) the Treasury Service Creditors as holders of the Treasury Service Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Loan Document Obligations, the Required Lenders, (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time and (z) with respect to Treasury Service Obligations, the holders of at least a majority of the Treasury Service Obligations outstanding from time to time.

            16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Loan Documents has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

            17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not


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by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement and any payment default under any Interest Rate Protection/Currency Exchange Agreement or the Treasury Service Agreement, in either case continuing after any applicable grace period), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

            18. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, addressed to the relevant party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, as provided in the Security Agreement and (iii) in the case of any Other Creditor and any Treasury Service Creditor, at such address as such Other Creditor or such Treasury Service Creditor, as the case may be, shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing. All notices and other communication given to any party hereto in accordance with the provisions of this Guaranty shall be deemed to have been given on the date of receipt.

            19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Loan Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York in each case which are located in the County of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor,


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and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Loan Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth in the Security Agreement, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Loan Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

            (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Loan Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            21. In the event that all of the Equity Interests of one or more Guarantors are sold or otherwise disposed of (to one or more Persons other than the Borrower and any Subsidiaries thereof) in a transaction that is permitted under the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders) and the proceeds of such sale or disposition are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (to one or more Persons other than the Borrower and any Subsidiaries thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the Equity Interests of any Guarantor (to one or more Persons other than the Borrower and any Subsidiaries thereof) shall be deemed to be a sale of such Guarantor for the purposes of this Section 21). Upon the request, and at the expense, of the Borrower, the Collateral Agent shall deliver an acknowledgment of a release of a Guarantor or Guarantors pursuant to the preceding sentence; PROVIDED the Borrower shall have delivered a certificate signed by a Financial Officer certifying that such release is permitted pursuant to the provisions of such preceding sentence.

            22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment at the time of each computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. Notwithstanding anything to the contrary contained above, any Guarantor that is released from this Guaranty pursuant to Section 21 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 22, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

            23. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws (excluding, to the maximum extent permitted by law, any guarantee by such Guarantor of any Indebtedness (other then the Guaranteed Obligations) of the Borrower), and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

            24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

            25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 2.18 and 2.19(a) of the Credit Agreement.

            26. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Guaranty after the date hereof pursuant to the requirements of the Credit Agreement shall become a Guarantor hereunder by (x) executing a counterpart hereof and/or joinder agreement, in each case in form and substance satisfactory to the Administrative Agent, and
(y) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents and actions required to be taken above to be to the reasonable satisfaction of the Administrative Agent.

                                    * * *

            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.



                                       ABCO FOOD GROUP, INC., as a Guarantor




                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       ABCO MARKETS INC., as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       ABCO REALTY CORP., as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       AG, L.L.C., as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       AMERICAN LOGISTICS GROUP, INC., as a
                                          Guarantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       BAKER'S FOOD GROUP, INC., as a
                                          Guarantor



                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       CARDINAL WHOLESALE, INC., as a
                                          Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       DUNIGAN FUELS, INC., as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       FAVAR CONCEPTS, LTD., as a Guarantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING FOODS MANAGEMENT CO., L.L.C.,
                                          as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING FOODS OF TEXAS, L.P., as a
                                          Guarantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING INTERNATIONAL LTD., as a
                                          Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       FLEMING SUPERMARKETS OF FLORIDA, INC.,
                                          as a Guarantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING TRANSPORTATION SERVICE, INC.,
                                          as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING WHOLESALE, INC., as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FOOD 4 LESS BEVERAGE COMPANY, INC., as
                                          a Guarantor




                                       By: /s/Charles Hall
                                           --------------------------------
                                           Name:  Charles Hall
                                           Title: President

                                       FUELSERV, INC., as a Guarantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       GATEWAY INSURANCE AGENCY, INC., as a
                                          Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       HEAD DISTRIBUTING COMPANY, as a
                                          Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       LAS, INC., as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       MINTER-WEISMAN CO., as a Guarantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       PIGGLY WIGGLY COMPANY, as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       PROGRESSIVE REALTY, INC., as a
                                          Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       RAINBOW FOOD GROUP, INC., as a
                                          Guarantor




                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President

                                       RETAIL INVESTMENTS, INC., as a
                                          Guarantor



                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       RETAIL SUPERMARKETS, INC., as a
                                          Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       RFS MARKETING SERVICES, INC., as a
                                          Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       RICHMAR FOODS, INC., as a Guarantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       SCRIVNER TRANSPORTATION, INC., as a
                                          Guarantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       CORE-MARK INTERNATIONAL, INC., as a
                                          Guarantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       CORE-MARK INTERRELATED COMPANIES,
                                          INC., as a Guarantor


                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       CORE-MARK MIDCONTINENT, INC., as a
                                          Guarantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       C/M PRODUCTS, INC., as a Guarantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary

                                       ASI OFFICE AUTOMATION, INC., as a
                                          Guarantor


                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       EA MORRIS DISTRIBUTORS, LTD., as a
                                          Guarantor


                                       By: /s/Bill Prokop
                                           --------------------------------
                                           Name:  Bill Prokop
                                           Title: President


                                       GENERAL ACCEPTANCE CORPORATION, as a
                                          Guarantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       MARQUISE VENTURES COMPANY, INC., as a
                                          Guarantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary

Agreed and accepted by:
DEUTSCHE BANK TRUST
   COMPANY AMERICAS, as
   Administrative Agent


By: /s/ Marguerite Sutton
    ------------------------------
    Name:   Marguerite Sutton
    Title:  Vice President